SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 6, 1999



                              Eastman Kodak Company
               (Exact name of registrant as specified in charter)



New Jersey                            1-87                     16-0417150
-------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)             Identification No.)

                                343 State Street,
                            Rochester, New York 14650
               (Address of Principal Executive Office) (Zip Code)

        Registrant's telephone number, including area code (716) 724-4000
                                                           --------------

Item 5.  Other Events.

     Filed herewith are the following documents with respect to the issuance and sale from time to time by Eastman Kodak Company (the "Company") of up to $1,000,000,000 aggregate principal amount of its Medium-Term Notes, Series A, due from nine months or more from its issue date (the "Medium-Term Notes"): (i)
Exhibit 1, the Distribution Agreement dated as of July 30, 1999, among the Company and the agents named therein, (ii) Exhibit 4(a), Form of Series A Fixed Rate Note, (iii) Exhibit 4(b), Form of Series A Floating Rate Note, (iv) Exhibit 4(c), Third Supplemental Indenture dated as of January 26, 1993 and (v) Exhibit 4(d), Fourth Supplemental Indenture dated as of March 1, 1993.

Item 7. Exhibits.

Exhibit 1 Distribution Agreement dated as of July 30, 1999 among the Company and the agents named therein.

Exhibit 4(a)    Form of Series A Fixed Rate Note.

Exhibit 4(b)    Form of Series A Floating Rate Note.

Exhibit 4(c)    Third Supplemental Indenture dated as of January 26,
                1993, between the Company and The Bank of New York as Trustee, supplementing the indenture dated as of January 1, 1988 between the Company as issuer and the Bank of New York as Trustee, as supplemented by the First Supplemental Indenture dated as of September 6, 1991 and the Second Supplemental Indenture dated as of September 20, 1991, each between the Company and The Bank of New York as Trustee (the indenture as so supplemented, the "Indenture"). (Incorporated by reference to the Company Annual Report on Form 10-K for the fiscal year ended December 31, 1992, Exhibit 4.)

Exhibit 4(d) Fourth Supplemental Indenture dated as of March 1, 1993, between the Company and The Bank of New York as Trustee, supplementing the Indenture. (Incorporated by reference to the Company Annual Report on Form 10-K for the fiscal year ended December 31, 1993, Exhibit 4.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Eastman Kodak Company


                                           By:  /s/ E. Mark Rajkowski
                                               ----------------------
                                           Name: E. Mark Rajkowski
                                           Title: Controller
Date:  August 6, 1999

                                  EXHIBIT INDEX


The following exhibits are being filed herewith:


EXHIBIT NO.                         DESCRIPTION                          PAGE
-----------                         -----------                          ----

Exhibit 1 Distribution Agreement dated as of July 30, 1999 among the Company and the agents named therein.

Exhibit 4(a)    Form of Series A Fixed Rate Note.

Exhibit 4(b)    Form of Series A Floating Rate Note.

Exhibit 4(c) Third Supplemental Indenture dated as of January 26, 1993, between the Company and The Bank of New
                York as Trustee, supplementing the indenture dated as of January 1, 1988 between the Company as issuer and the Bank of New York as Trustee, as supplemented by the First Supplemental Indenture dated as of September 6, 1991 and the Second Supplemental Indenture dated as of September 20, 1991, each between the Company and The Bank of New York as Trustee (the indenture as so supplemented, the "Indenture"). (Incorporated by reference to the Company Annual Report on Form
                10-K for the fiscal year ended December 31, 1992,
                Exhibit 4.)

Exhibit 4(d)    Fourth Supplemental Indenture dated as of March
                1, 1993, between the Company and The Bank of New York as Trustee, supplementing the Indenture. (Incorporated by reference to the Company Annual Report on Form 10-K for the fiscal year ended December 31, 1993, Exhibit 4.)